UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  October 15, 2007
                                                   ----------------


                         COACTIVE MARKETING GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   0-20394                   06-1340408
----------------------------       ------------         ----------------------
(State or other jurisdiction       (Commission             (I.R.S. Employer
      of incorporation)            File Number)         Identification Number)


                  75 Ninth Avenue, New York, New York    10011
               --------------------------------------------------
               (Address of principal executive office) (Zip Code)


       Registrant's telephone number, including area code: (212) 660-3800
                                                           --------------


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         Effective October 15, 2007, CoActive Marketing Group, Inc. (the "Company") appointed Fred Kaseff to serve as the Company's Chief Financial Offer, replacing Susan Murphy, who had been serving as the Company's interim Chief Financial Officer. Ms. Murphy will continue to consult with the Company on a part-time basis.

         Prior to joining the Company, Mr. Kaseff, 50, served as the Chief Financial Officer of [x+1], an online marketing agency, from June 2006 until September 2007; as the Chief Financial Officer of Firefighter Brands/Firefighter Beverages, a marketer of firefighter-themed foods and beverages, from September 2003 until May 2006; as the Chief Financial Officer of ParishPay, a credit card processor for religious institutions, from May 2002 until August 2003; and as the Chief Financial Officer of Brann Worldwide, a division of Havas Advertising, and Brann's predecessor corporation, Barry Blau & Partners, from October 1985 until April 2002. Mr. Kaseff began his career as a Staff Accountant with KPMG LLP.

         In connection with his appointment as Chief Financial Offer, Mr. Kaseff entered into a letter agreement with the Company, which provides for an annual base salary of $275,000, the issuance to Mr. Kaseff upon the commencement of his employment of 100,000 shares of restricted Common Stock of the Company vesting over a five-year period, and eligibility to receive an annual bonus targeted at 40% of base salary. The foregoing description does not purport to be complete and is qualified by reference to the letter agreement, which has been filed as
Exhibit 10.1 to this Current Report.

Item 9.01.  Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit 10.1 Letter Agreement, dated September 28, 2007, between CoActive Marketing Group, Inc. and Fred Kaseff

Exhibit 10.2 Restricted Stock Agreement, dated as of October 15, 2007, between CoActive Marketing Group, Inc. and Fred Kaseff

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 15, 2007

                                       COACTIVE MARKETING GROUP, INC.


                                       By: /s/ CHARLIE TARZIAN
                                           -------------------------------------
                                           Charlie Tarzian,
                                           Chief Executive Officer

                                  EXHIBIT INDEX

No.               Description

Exhibit 10.1 Letter Agreement, dated as of September 28, 2007, between CoActive Marketing Group, Inc. and Fred Kaseff

Exhibit 10.2 Restricted Stock Agreement, dated as of October 15, 2007, between CoActive Marketing Group, Inc. and Fred Kaseff